UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 16, 2006

Sipex Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-27892	04-6135748
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

233 South Hillview Drive, Milpitas, California		95035
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	408-934-7500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

Convertible Senior Notes Offering

On May 16, 2006, Sipex Corporation ("Sipex" or the "Company") agreed to sell $30,000,000 of its 5.5% Convertible Senior Notes due 2026 and related warrants in a private placement transaction (the "Transaction"). The securities were sold to accredited investors in reliance on Regulation D under the Securities Act of 1933, as amended (the "Securities Act"). Rodfre Holdings LLC, an affiliate of Alonim Investments Inc., Sipex’s largest shareholder, and an affiliate of Future Electronics Inc., purchased 50% of the Convertible Senior Notes or $15,000,000 aggregate principal amount being sold in this offering. Future Electronics Inc. is the Company’s exclusive distributor for North America and Europe. The remainder of the Convertible Senior Notes was purchased by the Buyers listed on the Schedule of Buyers attached as Exhibit A to the Securities Purchased Agreement discussed below. Sipex intends to use the net proceeds from the private placement for general corporate purposes.

Securities Purchase Agreement

On May 16, 2006, Sipex entered into a Securities Purchase Agreement (the "Securities Purchase Agreement"), with the Buyers listed on the Schedule of Buyers attached thereto as Exhibit A (collectively, the "Investors"), pursuant to which Sipex agreed to issue and sell, and the Investors agreed to purchase, $30,000,000 aggregate principal amount of its 5.5% Convertible Senior Notes due 2026 (the "Notes") and warrants (the "Warrants") to purchase 1,679,104 shares of the Sipex’s common stock, par value $0.01 per share.

The Notes and the Indenture

On May 16, 2006, the Company and Wells Fargo Bank, National Association, as Trustee ("Wells Fargo") executed an Indenture ("Indenture’). Pursuant to the Indenture, Sipex issued Notes to each of the Investors in the amounts indicated in the Schedule of Buyers attached as Exhibit A to the Securities Purchase Agreement.

The form of the Notes is attached as Exhibit A to the Indenture. The Notes are Sipex’s senior unsecured debt and will be subordinated to any secured indebtedness. They rank on parity with all other existing and future senior unsecured debt and rank senior to all future subordinated debt and will be structurally subordinated to any indebtedness of the Company’s subsidiaries.

The Notes will mature on May 18, 2026 and bear interest at an annual rate of 5.5% payable semi-annually on May 15 and November 15 of each year, beginning on November 15, 2006. Sipex may pay interest in cash or, solely at its option, in shares of its common stock. However, Sipex may only make interest payments in shares of its common stock if certain conditions are met in the Indenture, including, among other things, that a registration statement has been declared effective and is available for the resale of any such interest shares, or other exemption from federal securities laws is available for the resale of such interest shares, and that Sipex’s common stock is listed on the NASDAQ National Market, the New York Stock Exchange or another national exchange. In addition, common stock used to pay any such interest will be valued at ninety percent (90%) of the market price of the common stock as of two (2) days prior to the date of payment of such interest.

If Sipex is not current in its SEC filings by August 15, 2006, Sipex will pay additional interest on the Notes at an annual rate of 1.5% for the period beginning August 15, 2006 through the date that the Company’s filings become current. In addition, if Sipex’s common stock is not listed on the NASDAQ National Market, the New York Stock Exchange or another national exchange or automated quotation system by December 31, 2006, Sipex will pay additional interest on the Notes at an annual rate of 1.5% for the period beginning December 31, 2006 through the date that its common stock becomes listed for trading on one of the national exchanges.

The Notes are convertible into Sipex’s common stock at any time prior to maturity, initially at a conversion price of $2.68 per share, subject to adjustment upon certain events, including, among other things, dividends, stock splits and recapitalizations. If fully converted, the principal amount of the Notes would convert into 11,194,030 shares of the Company's common stock.

At any time prior to maturity, the Company may elect to automatically convert some or all of the Notes into shares of Sipex’s common stock if the daily closing price of its common stock exceeds one hundred fifty percent (150%) of the then applicable conversion price (initially $4.02 per share) for 20 trading days during any 30 trading-day period ending within 5 days of the notice of automatic conversion and either (x) a registration statement covering the resale of the common stock issued upon conversion is effective and available for use from the date Sipex notifies the holder of the Notes of the automatic conversion and Sipex reasonably expects such registration statement to remain effective through and including the earlier of the date of the automatic conversion or the last date on which the registration statement registering the resale of such common stock is required to be kept effective under the terms of the registration rights agreement, or (y) the common stock issuable upon conversion may be sold pursuant to Rule 144(k) under the Securities Act.

At any time on or after May 21, 2009, Sipex may redeem some or all of the Notes at 100% of the principal amount plus accrued and unpaid interest to, but excluding, the redemption date. If Sipex elects to redeem the Notes, it will provide notice of redemption to the holders of the Notes not less than 20 days and not more than 90 days before the redemption date.

The holders of the Notes may require Sipex to repurchase the Notes for cash on May 15, 2011, May 15, 2016 or May 15, 2021, at a price equal to 100% of the principal amount plus accrued and unpaid interest, if any, to, but excluding, the applicable repurchase date.

Upon a change of control or a termination of trading that occurs after such time as Sipex’s common stock has been listed for trading on the NASDAQ National Market, the New York Stock Exchange or other national automated quotation system or securities exchange, the holders of the Notes may require Sipex to repurchase the Notes in cash at a price equal to 100% of the principal amount of the Notes plus accrued and unpaid interest, if any, to, but excluding, the applicable repurchase date.

The Indenture contains certain covenants applicable to Sipex, including a covenant restricting the amount of indebtedness that Sipex can incur that is senior or pari passu with the Notes to an aggregate principal amount of $7.5 million, unless such restriction is waived by holders of over 66 2/3% of the principal amount of the Notes then outstanding.

The Warrants and the Warrant Agent Agreement

On May 16, 2005, Sipex entered into a Warrant Agent Agreement (the "Warrant Agent Agreement") with Wells Fargo, as Warrant Agent, pursuant to which Wells Fargo agreed to act as agent for the Company in accordance with the instructions set forth in the Warrant Agent Agreement.

As part of the Transaction, the Company issued Warrants to purchase an aggregate of 1,679,104 shares of its common stock to the Investors in the amounts indicated in the Schedule of Buyers attached as Exhibit A to the Securities Purchase Agreement. The number of Warrants equals 15% of the shares issuable upon conversion of the principal amount Notes based upon the initial conversion price. Each warrant is exercisable for one share of Sipex’s common stock at an initial exercise price of $3.216 per share (which represents a 20.0% premium over the initial conversion price), subject to adjustment upon certain events, including, among other things, dividends, stock splits and recapitalizations. The warrants are exercisable (in whole or in part) at any time on or before May 18, 2011, unless earlier terminated at Sipex’s option as set forth below.

At any time after May 18, 2009, Sipex may terminate the Warrants if the closing price of its common stock exceeds 200% of the exercise price for at least 20 trading days during any 30 trading-day period, ending within five trading days prior to the notice of termination and either (x) a registration statement covering the resale of the common stock issued upon exercise is effective and available for use from the date, notify the holders of the Notes of the termination of the warrants and we reasonably expect such registration statement to remain effective through and including the earlier of the date of termination or the last date on which the registration statement registering the resale of such common stock is required to be kept effective under the terms of the Registration Rights Agreement, or (y) the common stock issuable upon conversion may be sold pursuant to Rule 144(k) under the Securities Act. The warrants will expire 90 days after the mailing date of the notice of termination. Any unexercised warrants with exercise prices below the then current fair market value as of the date of termination will automatically be deemed exercised in full pursuant to a cashless exercise. Each of the Warrants will expire at 5:00 p.m., New York City time, on May 18, 2011, earlier terminated as described above.

Registration Rights Agreement

On May 16, 2005, Sipex also entered into a Registration Rights Agreement (the "Registration Rights Agreement"), pursuant to which Sipex has agreed to file with the Securities and Exchange Commission a registration statement covering the resale of the Notes, the Warrants and the shares of Sipex’s common stock issuable upon conversion of the Notes and exercise of the Warrants no later than August 15, 2006 and to have the registration statement declared effective no later than December 31, 2006. Sipex will be required to pay certain "registration delay payments," as calculated in the Registration Rights Agreement, with respect to solely the Notes if these deadlines are not met or the registration statement is otherwise unavailable for the resale of these securities.

The foregoing descriptions do not purport to be complete descriptions of the above agreements, and the descriptions are qualified in their entirety by reference to the full text of each agreement including the Securities Purchase Agreement, the Indenture and the Notes, the Warrant Agent Agreement and the Warrants, and the Registration Rights Agreement, all of which are attached hereto as Exhibits 4.1, 10.1, 10.2 and 10.3 and incorporated herein by reference.

The issuance of the Notes, Warrants and the common stock underlying the Notes and Warrants, or securities, will not be registered under the Securities Act or the securities laws of any jurisdiction. Unless the resale of the securities is registered, they may be transferred only in transactions that are not subject to, or are exempt from, the registration requirements under the Securities Act. Currently, there is no public market for the Notes or Warrants, and Sipex cannot assure the holder of the Notes that any such market will develop. The Notes and Warrants will not be listed on any securities exchange or included in any automated quotation system. The Company’s common stock is currently traded on the Over the Counter market under the symbol "SIPX.PK."

Amendment No. 4 to the Loan and Security Agreement

In connection with the Transaction, on May 18, 2006, Sipex entered into Amendment No. 4 ("Amendment No. 4") to the Loan and Security Agreement with Silicon Valley Bank dated July 21, 2005 (as amended by Amendment No. 1 dated October 7, 2005, Amendment No. 2 dated November 10, 2005 and Amendment No. 3 dated January 19, 2006). In connection with the Transaction mentioned above, Amendment No. 4 modifies the Loan and Security Agreement to permit the Transaction and the scheduled cash interest payments.

The foregoing does not purport to be a complete description of Amendment No. 4 and is qualified in its entirety by reference to the actual Amendment No. 4, which is attached hereto as Exhibit 10.4 and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The Notes are convertible into Sipex’s common stock at the option of the holders of the Notes at any time prior to maturity into shares of its common stock, initially at a conversion price of $2.68 per share, subject to adjustment upon certain events. If fully converted, the principal face amount of the Notes would convert into 11,194,030 shares of Sipex’s common stock. As discussed in Item 1.01 above, the Company also issued Warrants to purchase and aggregate of 1,679,104 shares of Sipex’s common stock at an initial exercise price of $3.216 per share, subject to adjustment upon certain events. Each of the Warrants will expire at 5:00 p.m., New York City time, on May 18, 2011, unless early termination results under certain conditions.

As the Notes and the Warrants were offered solely to accredited investors in reliance on Regulation D under the Securities Act, the issuance of the Notes and the Warrants was exempt from registration under the Securities Act.

Piper Jaffray & Co., the exclusive placement agent for the offering, received a fee equal to 3% of the aggregate principal amount of Notes issued by the Company.

Item 8.01 Other Events.

Sipex issued a press release on May 18, 2006 announcing the completion of the Transaction described under Item 1.01 above. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

4.1 Indenture, dated as of May 16, 2006, between Sipex and Wells Fargo Bank, National Association, as Trustee (which includes the Form of Note)

10.1 Securities Purchase Agreement, dated as of May 16, 2006, by and among Sipex and the Buyers listed on the Schedule of Buyers attached thereto as Exhibit A

10.2 Registration Rights Agreement, dated as of May 16, 2006, by and among Sipex and the Buyers listed on the Schedule of Buyers attached thereto as Exhibit A

10.3 Warrant Agent Agreement, dated as of May 16, 2006, between Sipex and Wells Fargo Bank, National Association, as Warrant Agent (which includes the Form of Warrant)

10.4 Amendment No.4 to Loan and Security Agreement between Sipex Corporation and Silicon Valley Bank dated May 18, 2006

99.1 Press release dated May 18, 2006, announcing the closing of $30 million Convertible Senior Notes offering

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sipex Corporation

May 19, 2006	By:	Clyde R. Wallin

Name: Clyde R. Wallin
Title: Chief Financial Officer and Sr. VP of Finance

Top of the Form

Exhibit Index

Exhibit No.	Description

4.1	Indenture, dated as of May 16, 2006, between Sipex and Wells Fargo Bank, National Association, as Trustee (which includes the Form of Note)
10.1	Securities Purchase Agreement, dated as of May 16, 2006, by and among Sipex and the Buyers listed on the Schedule of Buyers attached thereto as Exhibit A
10.2	Registration Rights Agreement, dated as of May 16, 2006, by and among Sipex and the Buyers listed on the Schedule of Buyers attached thereto as Exhibit A
10.3	Warrant Agent Agreement, dated as of May 16, 2006, between Sipex and Wells Fargo Bank, National Association, as Warrant Agent (which includes the Form of Warrant)
10.4	Amendment No.4 to Loan and Security Agreement between Sipex Corporation and Silicon Valley Bank dated May 18, 2006
99.1	Press release dated May 18, 2006, announcing the closing of $30 million Convertible Senior Notes offering